UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 12, 2007

Insight Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25092	86-0766246
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1305 West Auto Drive, Tempe, Arizona		85284
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-902-1001

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Nasdaq Listing and Hearing Review Council (the "Listing Council") informed Insight Enterprises, Inc. (the "Company") on March 12, 2007 that it had decided to call the January 26, 2007 decision of the Listing Qualifications Panel (the "Panel") for review and had also stayed any future action by the Panel to delist the Company's common stock pending further review by the Listing Council.

As previously announced, the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14) because it has not timely filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 and its Annual Report on Form 10-K for the year ended December 31, 2006. On January 26, 2007, the Panel issued a decision granting the Company's request for continued listing, subject to specified conditions. On March 9, 2007, the Company requested that the Listing Council review that decision, and on March 12, 2007, the Company's request was granted. The Company's common stock will remain listed on The Nasdaq Global Select Market until the Listing Council's review has been completed. The Company has until June 1, 2007 to submit any additional information that it wishes the Listing Council to consider in its review.

FORWARD-LOOKING INFORMATION

Certain statements in this release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the continued listing of the Company’s common stock on The Nasdaq Global Select Market. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from those suggested by the forward-looking statements. Important factors that could cause actual results to differ materially include: further actions and decisions by the Nasdaq Listing and Hearing Review Council or the Nasdaq Listing Qualifications Panel; the results and findings of the review by the Options Subcommittee appointed by the Company’s Board of Directors; the effect, if any, of such results or findings on the financial statements or other filed reports of the Company; the Company’s inability to timely file reports with the Securities and Exchange Commission; and risks associated with the Company’s inability to meet Nasdaq requirements for continued listing. Therefore, any forward-looking statements in this release should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

March 13, 2007	By:	Stanley Laybourne

Name: Stanley Laybourne
Title: Chief Financial Officer, Secretary and Treasurer